DATED .....................................2003


                               1. TNCI UK Limited

                                       AND

                                  2. LMIC Inc.


                    ----------------------------------------

                          Supply of Systems, Equipment,
                                  and Services

                    ----------------------------------------


                                                                   Contract Ref:

CONTENTS
1. FORM OF AGREEMENT

2. ANNEXURE 1: DEVELOPMENT CONDITIONS
2.1 SCHEDULE 1: DEVELOPMENT PAYMENT
2.2 SCHEDULE 2: DEVELOPMENT TESTS
2.3 SCHEDULE 3: DEVELOPMENT PROGRAMME

3. ANNEXURE 2: SUPPLY CONDITIONS
3.1 SCHEDULE 1: SUPPLY PAYMENT
3.2 SCHEDULE 2: PRE-DISPATCH TESTS
3.3 SCHEDULE 3: DELIVERY

4. ANNEXURE 3: TNCI REQUIREMENTS

5. ANNEXURE 4: SUPPORT AND MAINTENANCE CONDITIONS

6. ANNEXURE 5: NON-ASSIGNED SYSTEM MATERIALS


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

                                FORM OF AGREEMENT

THIS CONTRACT dated the ______________ day of _____________________ 2003

BETWEEN:

(1) TNCI UK Limited, an English limited liability company (company number 3780682), having its registered office at Pacific House, Stanier Way, Wyvern Business Park, Derby, DE21 6BF ("TNCI UK"); and

(2) LMIC Inc a corporation duly organised and existing in accordance with the laws of the State of Delaware and the laws of the United States of America with their principal office at 6435 Virginia Manor Road, Beltsville, MD20705, UK (hereinafter the "Contractor").

BACKGROUND:

(A) TNCI UK desires to obtain and furnish certain content delivery systems, for use on passenger trains, to its customers;

(B) the Contractor has experience in systems development, integration, installation, and support of equipment and software related to providing delivery of electronic content, including the engineering, design, procurement, production, delivery, and maintenance of such equipment, software, and integrated systems;

(C) the Contractor is willing to engineer, and supply, integrated, digital, interactive, content delivery systems developed by the Contractor, and to furnish related services, including maintenance and other support thereof, to TNCI UK in accordance with the terms of this Contract; and

(D) TNCI UK and the Contractor desire to enter into an agreement under which the Contractor will design, supply, and support delivered systems, and provide maintenance of such systems in accordance with the terms of this Contract.

NOW, THEREFORE, in consideration of the mutual promises, covenants, and representations set forth hereinafter and other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged and agreed to by the Parties, the Parties hereby agree as follows:

1.    DEFINITIONS AND INTERPRETATION

1.1   Definitions

      In construing this Contract the following words and expressions shall save where the context requires otherwise have the following meanings hereby assigned to them.


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

         "Affiliate"    means any holding company or subsidiary company of a
                        Party which is a subsidiary company of the ultimate holding company of that Party and for the purpose of this Contract the expression "holding company" and "subsidiary" have the meanings ascribed thereto by
                        Section 736 of the Companies Act 1985 (as amended by
                        Section 144(1) of the Companies Act 1989);

         "Contract"     means this agreement between TNCI UK and the Contractor
                        for the supply of the Systems and Services comprising the form of Agreement, the Annexures to the agreement and the Schedules to the Annexures

         "Contractor    means all software (including all source code
          Software"     for such software) written by the Contractor or
                        otherwise supplied by the Contractor under this Contract, except for any Third Party Materials.

         "Cost" means all expenses and costs incurred including overhead, and financing charges properly allocable thereto with no allowance for profit.

         "Day"          means calendar day.

         "Defects       has the meaning assigned by supply condition 12.1.
         Liability
         Period"

         "Delivery"     means delivery in accordance with the delivery terms
                        specified in the Delivery Schedule (Schedule 4 of Annexure 2). "Deliver" and "Delivered" shall have a corresponding meaning.

         "Delivery      means the dates on or by which delivery of the
          Schedule"     Systems to be furnished hereunder are to be made by the
                        Contractor as set out in Schedule 4 of Annexure 2.

         "Design        means the Design Conditions set out as Annexure 1.
         Condition"

         "Development   the price set out in Schedule 1 to Annexure 1;
         Price"

         "Development   means the tests specified in Schedule 2 Annexure 1 of
         Tests"         this Contract, or otherwise agreed by TNCI UK and the
                        Contractor and incorporated into the Contract by a written amendment which are to be made by the Contractor upon completion of integration and assembly of the System before Delivery.

        "Effective      the date of this Contract.
        Date"

        "Engineer"      means the person appointed from time to time by TNCI UK
                        to act as the Engineer with the duties and powers as provided by Clause 18 for the purposes of acting as the representative of TNCI UK in all matters related to the administration and execution of this Contract in being at the Effective the Operations Direcor of TNCI UK.

       "Engineer's      means any assistant of the Engineer appointed from time
        Representative" to time to perform the duties delegated to him under
                        Clause 18 hereof.

        "Force          means any event beyond the reasonable control of the
         Majeure Event" person claiming it.

        "Gateway        means the review by which TNCI UK will determine the
        Design          acceptability of the design of the System by the
        Review"         Contractor, also known as the Design Review as set out
                        in the Outline Development Programme.

        "Gateway        means the process to be used during the conduct of the
        Design          Gateway Design Review to be agreed pursuant to Design
        Review          Condition 8.
        Process"

        "Initial        means the sum of the Development Price and the Initial
        Contract        Order Price.
        Price"

        "Initial        means the order for the Systems and/or parts thereof set
        Order"          out in Schedule 3 to the Supply Conditions (Annexure 2).

        "Initial        the Supply Price of all of Systems set out in the
        Order Price"    Initial Order.

        "Intellectual   means any and all registered or unregistered
        Property        intellectual property rights in any part of the world,
        Rights"         including patents, design rights and registered designs,
                        copyrights, database rights, topography rights, trade marks and service marks, domain names, know-how, rights in inventions, designs and ideas, and rights to confidence, together with any right to apply for any such rights and the benefit of any applications for any such rights, in each case for the full period of such rights and all extensions and renewals of such rights.

         "Like Product" any set of equipment or software similar to the System or comprising part of the System and Section thereof;

         "Month"        means a calender month.

         "Order" means an Order for Systems or parts thereof in the form set out in Schedule 5 to the Supply Conditions including for the avoidance of doubt, the Initial Order.

         "Outline       means the Outline Development Programme set out in
         Development    Schedule 3 to the Development Conditions.
         Programme"

         "Party" means TNCI UK or the Contractor as the case may be or their successors and assigns as permitted pursuant to this Contract.

         "Permitted     Orders for Systems or Like Products for the Purpose made
         Third Party    by TNCI UK in accordance with Clause 8.4.
         Orders"

         "Purpose"      use in the transport industry or market;

         "Required      the standard delivery periods for a System or Section
         Delivery       thereof set out in Part I of the Delivery Schedule
         Period"        (Schedule 4 of Annexure 2).

         "Required      six million dollars US ($6,000,000 US).
         Order Value"


         "Section of    means the parts  into which the System is divided
         the System'    by TNCI's Requirements.
         or `Section"


         "Services"     means the services to be provided by the Contractor to
                        TNCI UK as described in TNCI's Requirements.

         "Subcon-       means any person other than the Contractor named in this
         tractor"       Contract in the Appendix for the supply of any part of
                        the equipment, Systems, or services, to be provided by the Contractor.

         "Supply        the price set out in Schedule 1 to in Annexure 2
         Price"

         "System" means each set of equipment, software, materials, articles and things of all kinds to be provided under this Contract and in particular those in accordandce with the TNCI Requirement to be incorporated into a commuter infotainment system.

         "System        means all materials to be and/or actually produced,
         Materials"     generated, maintained, prepared, authored, developed or
                        supplied by the Contractor under or in performance of this Contract, including any statements of requirements, designs and functional specifications, all Contractor
                        Software, Third Party Materials, Third Party Hardware, designs for any physical items, and all other reports, documents, correspondence, data, information and materials created, recorded, generated or received by the Contractor as part of or in the course of performance of this Contract.

         "Target        means the Completion Review Date set out in the Outline
         Completion     Outline Development Programme as at the Effective Date.
         Review Date"

         "Target        30 September 2004 as such date may be extended  pursuant
         Value Date"    to Clause 8.2.

         "Territory"    all countries other than Luxembourg.

         "TNCI's        means the requirements of TNCI as set in Annexure 3.
         Requirements"

         "Third Party   means all hardware and other physical items supplied
         Hardware"      under this Agreement, other than any items which are
                        created, designed or developed by the Contractor under this Contract.

         "Third         means any software or other materials supplied under
         Party          this Contract which is expressly stated in this Contract
         Materials"     to be subject to a licence from a third party or is
                        otherwise expressly agreed in writing by the parties to be subject to a licence from a third party.

         "Time for      means the period of time for Delivery of the System or
         Delivery"      any Section thereof as stated in the Delivery Schedule.

         "Total         the sum of the Initial Contract Price  and the price of
         Contract       any subsequent orders made pursuant to this Contract;
         Price"

         "Variation'    means any variation to the Contract as agreed by the
         or `Vary"      Parties in writing.

1.2      Interpretation

         Words importing persons shall include firms, corporations and any organisation having legal capacity.

1.3      Singular and plural

         Words importing the singular only shall be deemed to also include the plural and vice versa where the context requires.

1.4      Notices and consents

         Wherever in the Conditions provision is made for the giving of notice or consent by any person, unless otherwise specified such notice or consent shall be in writing and the word `notify' shall be construed accordingly.

1.5      Headings and marginal notes

         The headings in the Conditions shall not be deemed part thereof or be taken into consideration in the interpretation or construction thereof or of the Contract.

1.7      Materials

         References to materials, information, data and property include any materials, information, documents, property or data of any kind in whatever form and on whatever media held (whether physical, printed, digital or otherwise) including: know-how, technology, formulations, specifications, plans, software, mark-up, products, databases, sound recordings, film, videos, scripts, images, graphics, text, literature, drawings, diagrams, reports, advice, ideas, discoveries, inventions, concepts, creations, methods, organisations, discoveries, techniques, designs, processes, procedures, structures, records, handbooks, briefing guides, reports, and studies; diagrams, and charts.

1.8      Software

         A reference to any software includes any computer programs, web sites, intranets, server pages, instructions, algorithms, firmware, source code, object code, scripts, applets, classes, objects, mark-up languages, layout, formatting, formulas, and spreadsheets and includes any materials comprised in any software.

1.9      Writing

         A reference to "writing" includes any recorded form (including physical and digital form, facsimile and electronic mail).

1.10     References

         A reference to:

         (a) a "third party" is to a person who is not a party to the Contract;

         (b)    a "Clause" is to a clause of this Contract;

         (c)    an Annexure shall be a reference to an Annexure in the Contract;

         (d) a Schedule shall be a reference to a Schedule to an Annexure to this Contract;

         (e) Supply Condition is a reference to a Supply Condition set out in Annexure 2;

         (f) Development Condition is a reference to a Development Condition in Annexure 1;


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

         (g) a statute, statutory instrument, regulation, order or licence is a reference to that statute, statutory instrument, regulation, order or licence as substituted, varied or re-enacted from time to time;

         (h)    the words "include" or "included" shall be without limitation;

2.       DOCUMENTS COMPRISING THE CONTRACT

2.1      Order of precedence

         The various documents constituting this Contract shall, insofar as is possible, be so interpreted as to be consistent with one another. In the event that a conflict, contradiction, inconsistency, or ambiguity arises in the interpretation of this Contract, the Form of Agreement will prevail over the Annexures.

2.2      Contractor to inform himself fully

         The Contractor shall be deemed to have satisfied himself as far as can reasonably be done as to all circumstances affecting the Contract (including the safety regulations applicable to the System, and to have examined the TNCI Requirements, with such drawings, schedules, plans and information as are annexed thereto or referred to therein.

3.       DURATION AND EXTENSION

3.1      Duration

         This Contract shall commence on the Effective Date and shall continue until 31 December 2005 subject to the right of either Party to terminate this Contract in accordance with its terms.

3.2      Extension

         The Parties may extend the period of this Contract by mutual agreement. If this Contract is extended then unless the Parties agree otherwise, it shall continue to be governed by the terms contained herein.

4.       DEVELOPMENT OF SYSTEM

         TNCI UK hereby appoints the Contractor to design, manufacture test and deliver the System and the Contractor agrees to design, manufacture test and deliver for TNCI UK the System in accordance with and compliance with TNCI's Requirements and the terms for such work as are set out in the Development Conditions set out in Annexure 1.

5.       SUPPLY OF SYSTEMS

         Once the Engineer has approved and accepted the System in accordance with the Development Tests, the Contractor is to deliver the Initial Order for the System or any part thereof to TNCI UK, under the terms of the Supply Conditions set out in Annexure 2 and in accordance with the Delivery Schedule for the Initial Order.

6.       CONTACTOR'S SUPPLY COMMITMENT

         The Contractor hereby acknowledges and agrees that it will at any time during the term of this Contract if required by TNCI UK during the term of this Contract accept any orders from TNCI to supply Systems or Sections and deliver such systems or Sections:

         (a) within the Required Delivery Period set out in Part I of the Delivery Schedule or such other period as may be expressly agreed in writing by the Parties and incorporated as part of the Delivery Schedule for that order;

         (b)    in accordance with the terms of the Supply Conditions;

         (c)    at the Supply Price.

7.       SUPPORT AND MAINTENANCE FOR SYSTEMS

7.1 The Contractor shall provide support and maintenance services on the terms set out in the Support and Maintenance Conditions (Annexure 4).

7.2 In the event that this Contract is executed without the Support and Maintenance Conditions being finalised the Parties shall negotiate acting in good faith and complying with any principles set out in Annexure 4 (if any) the Support and Maintenance Conditions.

8.       EXCLUSIVITY

         Contractor

8.1 The Contractor agrees that subject to Clause 8.2 for the period of this Contract it shall:-

         (a) not without the prior written consent of TNCI UK either itself supply the Systems or any part thereof or any Like Product for the Purpose or supply any other person with Systems or any Like Products for the Purpose; and

         (b) procure that no Affiliate of the Contractor shall supply any person with the Systems or Like Products for the Purpose.

         Within the Territory

8.2 The restrictions upon the Contractor in Clause 8.1 shall be suspended in the event that TNCI UK fail to order from the Contractor the Required Order Value by the Target Value Date provided always that:

         (a) in calculating the Required Order Value the value of any Permitted Third Party Order shall be included in such calculation as if such order had been made with the Contractor; and

         (b)    in the event that:-

                (i) TNCI UK are unable to place any order as a result of any circumstance of Force Majeure affecting TNCI UK or any customer of TNCI UK; or

                (ii) the Contractor fails to satisfy the Development Tests by the Target Completion Review Date.

                then the Target Value Date shall be extended by such period of Force Majeure or excess period between the Target Completion Review Date and the satisfaction of the Development Tests as the case may be.


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

         (c) the suspension shall apply until such time as TNCI UK satisfy the Required Order Value. Following satisfaction of such order value, the restrictions in Clause 8.1 shall be re-applied until the expiry of the Contract provided always that such restriction shall not apply to any orders accepted by the Contractor in the suspended period.

         TNCI UK

8.3 TNCI UK agrees that subject to Clause 8.4 for the period of this Contract it shall not:-

         (a) without the prior written consent of the Contractor order the Systems or any part thereof or any Like Product for the Purpose from a third party; and

         (b) it shall procure that any Affiliate of TNCI UK shall not purchase from any other person the Systems or Like Products for the Purpose,

         in the Territory.

8.4 TNCI shall not be obliged to comply with the restrictions in Clause 8.3 in the event that:-

         (a) TNCI UK fails to order to the Required Order Value by the Target Value Date for any reason due in any part to the acts or omissions of the Contractor including (without limitation) any delay or failure to develop the System in accordance with the Outline Development Programme or deliver the System in accordance with the Delivery Schedule; or

         (b) the Contractor has failed to comply with the terms of this Contract; or

         (c) following the making of Orders up to the Required Value, the Supply Price for the System or Sections thereof exceeds the supply price offered by an alternative service provider by 8% or more and the Contractor is unable or unwilling to match the price offered by the alternative service provider and any failure of the Contractor to respond within 14 days of notification thereof shall be deemed to constitute an indication that the contractor is unwilling to match the price of the alternative service provider.

9.       ASSIGNMENT

9.1 The Contractor may transfer or assign any or all of its rights hereunder or this Agreement to any other person, corporation or entity, provided it obtains the prior written consent of TNCI UK, such consent shall not be unreasonably withheld. Any attempted or purported assignment or transfer in violation of this Clause shall be void ab initio.

9.2 A charge in favour of the Contractor's bankers of any monies due under the Contract, or the subrogation of insurers to the Contractor's rights, shall not be considered an assignment.

9.3 TNCI may transfer or assign any or all of its rights hereunder of this Contract to any person, corporation or entity provided it obtains the prior written consent of the Contractor. Such consent shall not be unreasonably withheld. Any attempted or purported assignment or transfer in violation of this Clause shall be void ab initio.


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

9.4 This Contract shall survive in whole in the event of any merger, acquisition or change in ownership.

10.      SUBCONTRACTING

10.1 Except where otherwise provided by the Contract the Contractor shall not further subcontract any part of the Contract without the written prior consent of the Engineer

10.2 The Contractor shall however not require such consent in the following conditions:

            o     to place orders for minor details, nor

            o     for purchases of materials, nor

            o for any part of the System of which the manufacturer or supplier which has been notified to and approved by TNCI UK prior to the Effective Date.

10.3 The Contractor shall be responsible for the acts, defaults and neglects of any Subcontractor, his agents, servants or workmen as fully as if they were the acts, defaults and neglects of the Contractor, his agents, servants or workmen.

11.      NOT USED

12.      DETAILS CONFIDENTIAL

12.1 The Contractor agrees that it will keep confidential the Contract, all documents related thereto and all information and data furnished thereunder and any information or data concerning the system and for any section thereof whether technical or operational, contractual, commercial or financial arrangements or affairs of TNCI UK and any third party, which may come to its knowledge ("Confidential Information") and that neither the Contract nor any such documents, information and data will be furnished or disclosed by it to any other person without TNCI UK's prior written consent.

12.2 The Contractor shall not issue any press release or undertake other communication with or to be published by or in the media concerning the Contract without the prior written approval of TNCI UK.

12.3 The obligations of the Contractor under this Clause 12 shall survive the expiry of the termination of the Contract for whatever reason.

12.4 If this Contract is terminated the Contractor shall at TNCI UK's option either return all Confidential Information in its possession or that of its Subcontractor's or at TNCI UK's option destroy such Confidential Information using a secure and confidential method of destruction.

12.5     All Confidential Information shall be and remain the property of TNCI
         UK.

13.      NOTICES


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

13.1     Notices and communications to TNCI UK and Engineer

         Any notice or other communications required or permitted to be given or made to TNCI UK by the Contractor, including the Engineer, under the Contract shall be served or made in writing by sending the same, in all cases, properly addressed to such other Party as set forth below or at such other address as may be specified by the Parties hereto by written notice sent or delivered in accordance with the terms hereof, by post, nationally recognised commercial mail delivery service including FedEx, UPS, etc., , e-mail or facsimile transmission to, or by leaving the same at, the addresses nominated for that purpose below:-

         Notices to TNCI UK shall be provided as follows:

         TNCI UK:          TNCI UK
                           Attn.:  Philip Campbell
                           Commercial Director
                           TNCI UK Ltd
                           Pacific House
                           Stanier Way
                           Wyvern Business Park
                           Derby
                           DE21 6BF

                           Telephone: 44 1332 678883
                           Facsimile: 44  1332 544498
                           e-mail:  pcampbell@tncx.com

13.2     Notices and communications to the Contractor

         All certificates decisions, instructions and orders, notices or other communications required or permitted to be given or made by the TNCI UK to the Contractor, including those made or given by the Engineer, under the Contract shall be served or made in writing by sending the same, in all cases, properly addressed to such other Party as set forth below or at such other address as may be specified by the Parties hereto by written notice sent or delivered in accordance with the terms hereof, by post, nationally recognised commercial mail delivery service such as FedEx, UPS, etc., e-mail, cable, or facsimile transmission to, or by leaving the same at, the address nominate for that purpose in the following:


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

         Notices to the Contractor shall be provided as follows:

         the Contractor:   Shreenath Shetty, VP of Engineering
                           LMIC, Inc.
                           6435 Virginia Manor Road
                           Beltsville, Maryland 20705

                           Telephone: (240) 264-8300
                           Facsimile: (240) 264-8308
                           e-mail: sshetty@lmicinc.com

13.3     Service of notices

         Any notice sent by facsimile transmission, shall be deemed to have been served at the time of transmission, provided a receipt of such transmittal is obtained from the other Party. A notice sent by post, commercial mail carrier shall be deemed to have been served two days after posting, unless a receipt of such delivery is obtained showing a earlier delivery. In the case of transmission by personal delivery, receipt shall only be deemed to have occurred on the date shown by a receipt obtained from the other Party.

14.      Assistance with laws and regulations

14.1 Without prejudice to Devlopment Condition 2.5, where the System or Development Services are to be installed or performed in the United Kingdom, TNCI UK shall at the cost of the Contractor use its reasonable endeavours to assist the Contractor to ascertain the nature and extent of and to comply with any laws, regulations, orders or bylaws of any local or national authority having the force of law in the United Kingdom. TNCI UK will if requested provide copies thereof and the Contractor shall reimburse the Cost thereof.

14.2 Notwithstanding any assistance provided by TNCI UK, the Contractor shall remain liable for ensuring that the Ssystem and/or services comply fully with the laws, regulations, orders or bylaws of any such local or national authority having the fax of law.

15.      INTELLECTUAL/PROPERTY RIGHTS

15.1     Ownership and licensing of System Materials

         The parties agree that the ownership and licensing of the Intellectual Property Rights in the System Materials and for the avoidance of doubt the Deign shall be structured as follows:-

         (a) all Intellectual Property Rights in and to the System Materials or the design of the System shall be assigned to TNCI UK under Clause [15.2], except for any Third Party Materials, Third Party Hardware, or any other System Materials which the parties expressly set out in the Appendix as to not be assigned to TNCI UK;

         (b)    all Third Party Materials shall be governed by Clause [15.3];

         (c)    all Third Party Hardware shall be governed by Clause [15.4];

         (d) where the parties have separately agreed in writing a licence for any System Materials, the


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

         (e)    terms of that licence shall take precedence over this Clause
                [15];

         where there are any other System Materials not covered by the above provisions, then these shall be licensed to TNCI under Clause [15.5].

15.2     Assigned System Materials

         In relation to all System Materials to which this Clause applies:-

         (a) the Contractor hereby assigns to TNCI UK by way of present and future assignment and with full title guarantee all Intellectual Property Rights in and to such System Materials;

         (b) the Contractor warrants to TNCI UK that in relation to such System Materials, it is the sole legal and beneficial owner of all Intellectual Property Rights in and to such System Materials and that any use of those System Materials by TNCI UK will not infringe the Intellectual Property Rights of any third party; and

         (c) the Contractor irrevocably waives any applicable provision of law known as moral right in force in any part of the world in relation to such System Materials, including the right to be identified as author.

15.3     Third Party Materials

         In relation to any Third Party Materials,

         (a) the Contractor hereby assigns to TNCI UK limited, by way of present and future assignment, with full title guarantee, the benefit of all licences obtained by the Contractor from third parties in respect of such Third Party Materials; and

         (b) the Contractor warrants to TNCI UK that in relation to such Third Party Materials, it has obtained all necessary licences in relation to such Third Party Materials to enable it to perform this Agreement and supply the materials which it is to supply under this Agreement, and to enable TNCI UK to use all materials supplied under this Agreement in the manner envisaged by this Agreement.

15.4     Third Party Hardware

         In relation to any Third Party Hardware:-

         (a) the Contractor warrants that it has obtained all necessary licences, permissions and consents (if any) required to supply the Third Party Hardware to TNCI UK and to enable TNCI UK to use, operate, and maintain the Third Party Hardware at the locations and in the manner envisaged by this Agreement, and that such use, operation, and maintenance will not infringe the Intellectual Property Rights of any third party; and

         (b) the Contractor and hereby assigns to TNCI UK by way of present and future assignment, with full title guarantee, the benefit of any and all such licences, permissions and consents.


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

15.5     Residual Licence

         In relation to all System Materials (with for the avoidance, includes but si not limited to any System Materials expressly set out in Annexure 5) to which this Clause applies:-

         (a) the Contractor hereby grants to TNCI UK (by way of present and future grant) an irrevocable royalty free licence without limit of time to edit, modify, copy, adapt, exploit and do anything else with or in relation to such System Materials which would otherwise be an infringement of any Intellectual Property Rights in or to such materials, together with the right to grant sub-licences of all or any of such rights (including this right of sub-licence) and a right to assign this licence to any person (in each case without notice to the Contractor); and

         (b) the Contractor warrants to TNCI UK that it has the right to grant the above licence and that the exercise of such licence by TNCI UK will not infringe the Intellectual Property Rights of any third party.

15.6     Further Assurance

         Each of the parties agrees to execute and deliver all such further instruments and do and perform all such further acts and things as shall be necessary or expedient for the carrying out of the provisions of this Agreement, and the vesting or licensing of any property, right, title or interest to be vested in or licensed to TNCI UK under this Agreement.

15.7     Indemnity against infringement

         (a) The Contractor shall defend and (i) indemnify TNCI UK against all actions, claims, demands, costs, charges and expenses (ii) arising from or incurred by reason of any infringement or alleged infringement caused or alleged to be caused by the use or possession of any System supplied by the Contractor, (iii) of letters patent, registered design, unregistered design right; copyright, trade mark or trade name, or any other third party's intellectual property right(s), (iv) protected in the country where the System is to be assembled, integrated, manufactured or installed, but such indemnity shall not cover any use of the System otherwise than for the purpose indicated by or reasonably to be inferred from the TNCI Requirement.

                For the avoidance of doubt, the Contractor shall not be liable under this indemnity for any actions, claims, demands, costs, charges and expenses where such liability arises as a result of the display of any offensive, illegal or immoral Contents or as a result of the display of any Contents which infringes or is alleged to infringe any third parties Intellectual Property Rights.

         (b) Such obligation by Contractor to indemnify TNCI UK shall only arise provided TNCI UK shall (i) notify Subcontractor immediately of any such Claim, (ii) TNCI UK provides Contractor full authority to defend and settle such Claim, and
                (iii) TNCI UK co-operates fully with Contractor in the defence of such Claim. Notwithstanding the foregoing, TNCI UK shall only be relieved of its obligation to indemnify TNCI UK under this clause if and to the extent that TNCI UK's failure to comply with the requirements of the preceding sentence materially interferes with Contractor's ability to defend such Claims, or causes Contractor to incur additional expense.

15.8     Conduct of proceedings

         TNCI UK shall not, unless and until the Contractor shall have failed to timely commence and proceed with the negotiations or litigation, make any statements or admissions which might be prejudicial thereto. TNCI UK shall, at the request of the Contractor, afford all available assistance for the purpose of contesting any such claim or action, and shall be repaid all reasonable expenses incurred in so doing.

15.9     TNCI UK's indemnity against infringement

         TNCI UK on his part warrants that any design or instructions furnished or given by him or by the Engineer on his behalf, nor the use of the System by TNCI UK be other than TNCI UK's stated use hereunder, nor shall such use be in conjunction with other equipment or software, such that any of the fore going shall not be such as will cause the Contractor to infringe any letters patent, registered design, unregistered design right, copyright, trade mark or trade name or any other third party(s) intellectual property rights in the performance of the Contract and shall defend and indemnify the Contractor in the same terms as the Contractor indemnifies TNCI UK under sub-clause 15.7 (Indemnity against infringement). The provisions of sub-clause 15.8. (Conduct of proceedings) shall apply with the necessary changes of detail being made to reflect the change in obligations from Contractor to TNCI UK, and the change in rights from TNCI UK to the Contractor.

15.10    Infringement preventing performance

         If the Contractor shall be prevented from performing the Contract, or TNCI UK is prevented from using the System, in consequence of any infringement of letters patent, registered design, unregistered design right, copyright, trade mark or trade name and the Party indemnifying the other in accordance with sub-clause 15.7 (Indemnity against infringement) or sub-clause 15.9 (TNCI UK's indemnity against infringement) is unable within 90 days after notice thereof from the other Party to procure the removal at his own expense of the cause of prevention then:

         (a) in the case of an infringement which is the subject of the Contractor's indemnity to TNCI UK under sub-clause 15.7 (Indemnity against infringement) the Contractor may, at its own expense, (i) procure for TNCI UK the right to continue to use the infringing System or parts thereof; or (ii) modify the System so as to be non-infringing or (iii) substitute functionally equivalent software or hardware that does not infringe. If the preceding options (i) through (iii) are not reasonably available, TNCI UK may elect to have the Contractor terminate the licenses granted hereunder with respect to the infringing System or parts thereof and refund to TNCI UK the license fee and/price paid for the infringing plant or part thereof depreciated pro rata over a xxxx year period from the Delivery of the System or may treat such prevention as a default by the Contractor and exercise the powers and remedies available to him under clause 20 (Contractor's default), and

         (b) in the case of an infringement which is the subject of TNCI UK's indemnity under sub-clause 15.9 (TNCI UK's indemnity against infringement) the Contractor may treat such prevention as a default by TNCI UK and exercise the powers and remedies available to the Contractor under clause 22 (TNCI UK's default).

16.      LIMITATIONS OF LIABILITY

         In relation to physical systems provided by the Contractor, as well as performance related issues, but exclusive of content and related issues.

16.1     Mitigation of loss

         In all cases the Party establishing or alleging a breach of Contract or a right to be indemnified in accordance with the Contract shall be under a duty to take all reasonable necessary measures to mitigate the loss which has occurred provided that he can do so without unreasonable risk, inconvenience or cost, applying normal commercial standards of reasonableness.

16.2     Indirect or consequential damage

         Except as expressly provided in Supply Condition 7.9 (Delay in delivery) for the payment or deduction of liquidated damages for delay neither the Contractor nor TNCI UK shall be liable to the other by way of indemnity or by reason of any breach of the Contract or of statutory duty or by reason of tort (including but not limited to negligence) for any loss of profit, loss of use, loss of production, loss of Contracts or for any financial or economic loss or for any, punitive, special, incidental, consequential or any other indirect damages whatsoever that may be suffered by the other.

16.3     Limitation of Contractor's liability

         Save in respect of any liability of the Contractor under Clause 15.7 (Indemnity against infringement) and for any liability for property damage caused by the Contractor, the liability of the Contractor to TNCI UK under this Contract for anyone act or default shall not exceed the sum stated in the Appendix or if no sum is so stated, 150% of the Total Contract Price. The Contractor shall have no liability to TNCI UK for any defect to a System or part thereof supplied by the Contractor which shall occur after the expiration of the Defects Liability Period except

         (a)    as stated in Supply Condition 12.10 (Latent defects); and

         (b) for any endemic fault related to the system itself, and not related to content or performance.

17.      APPLICATION OF INSURANCE MONIES

         To any extent the Contractor is required to insure the System or Section thereof for the benefit of TNCI UK, all monies received under any such policy shall be applied in or towards the replacement and repair of the part of the System lost, damaged or destroyed but this provision shall not affect the Contractor's liabilities under the Contract.

18.      ENGINEER AND ENGINEER'S REPRESENTATIVE

18.1     Engineer's duties

         (a) The Engineer shall carry out such duties in issuing certificates, decisions, instructions and orders as are specified in this Contract.

         (b) To the extent the Engineer is required, under the terms of his appointment by TNCI UK, to obtain the prior specific approval of any other representative or employee of TNCI UK before exercising any of his duties under the Contract. (d)

18.2     Engineer's representative

         (a) The Engineer's Representative shall be responsible to the Engineer and shall observe, test, and examine any System, or workmanship employed in connection therewith. Any such testing shall not be destructive in nature and shall not unreasonably interfere with the work being performed by the Contractor.

         (b) The Engineer's Representative shall have only such further authority as may be delegated to him by the Engineer under sub-clause [18.3] (Engineer's power to delegate).

18.3     Engineer's power to delegate

         (a) The Engineer may from time to time delegate to the Engineer's Representative any of his duties and he may at any time revoke such delegation.

         (b) Any delegation or revocation shall be provided to the Contractor in writing. The Engineer shall furnish to the Contractor a copy of any such delegation or revocation. No such delegation or revocation shall have effect until a copy thereof has been delivered to the Contractor.

         (c) Any written decision, instruction, order or approval given by the Engineer's Representative to the Contractor not inconsistent with such delegation shall have the same effect as though it had been given by the Engineer.

         (d) If the Contractor disputes or questions any decision, instruction or order of the Engineer's Representative he may refer the matter to the Engineer who shall confirm, reverse or vary the decision in accordance with the principles of sub-clause 18.6 (Disputing engineer's decisions, instructions and orders).

18.4     Engineer's decisions, instructions and orders

         The Contractor shall proceed with the Contract in accordance with these written decisions, instructions, and orders given by the Engineer in accordance with the Conditions.

18.5     Confirmation in writing

         The Engineer shall confirm in writing any decision, instruction or order issued to the Contractor. Such a decision, instruction or order shall not be effective until written confirmation thereof has been received by the Contractor. To expedite operations, facimile is the preferred method of communicating confirmation.

18.6     Disputing engineer's decisions, instructions and orders

         (a) If the Contractor by notice to the Engineer within 21 days after receiving any decision, instruction or order of the Engineer in writing or written confirmation thereof under sub-clause [18.5] (Confirmation in writing), This notice should include an justification or rational for dispute. The Engineer shall within a further period of 21 days confirm, reverse or vary such decision, instruction or order by notice with rational to the Contractor and TNCI UK.

         (b) If either the Contractor or TNCI UK disagrees with such decision, instruction or order as confirmed, reversed or varied he shall be at liberty to refer the matter to arbitration within a further period of 21 days. In the absence of such a reference to arbitration within the said period of 21 days such decision, instruction or order of the Engineer shall be final and binding on the Parties.


18.7     Engineer to act fairly

         Wherever under this Contract the Engineer is required to exercise his discretion:

         (a)    by giving his decision, opinion or consent; or

         (b)    by expressing his satisfaction or approval; or

         (c)    by determining value; or

         (d) or otherwise by taking action which may affect the rights and obligations of either of the Parties the Engineer shall exercise such discretion fairly within the terms of the Contract and having regard to all the circumstances.

19.      NOT USED

20.      CONTRACTOR'S DEFAULT

20.1     Default

         If the Contractor shall assign the Contract, or sub-let the whole of the Contract without the prior consent of TNCI UK, or if the Engineer has rejected the System or a Section under the provisions of the Development Conditions or the Supply Conditions as the ase may be and the reason for such rejection has not been remedied by the Contractor as provided thereby, or shall certify that the Contractor:

         (a)    has abandoned the Contract or:

         (b) has without reasonable excuse suspended the performance of the Contract for 30 days after receiving from the Engineer written notice to proceed, or

         (c) despite previous warnings in writing from the Engineer is not manufacturing the System in accordance with the Contract, or is failing to proceed with due diligence or is neglecting to carry out his obligations under the Contract so as to affect adversely the performance of the Contract, then TNCI UK shall give the the Contractor 30 days to remedy the reason for the default in accordance with the provisions of this clause. Upon the expiry of such notice TNCI UK may without prejudice to any other remedy under the Contract forthwith terminate the Contract but without thereby releasing the Contractor from any of his obligations or liabilities which have accrued under the Contract and without affecting the rights and powers conferred by the Contract on TNCI UK or the Engineer. Upon such termination TNCI UK shall be entitled either to purchase systems in substitution for the System or may itself complete the System, in which event the Contractor shall deliver the System in its then state to TNCI UK, or as he may direct, at the Contractor's expense.

20.3     Payment after termination

         If TNCI UK terminates the Contract pursuant to Clause 20.1 or in accordance with the terms of the Development Conditions prior to the satisfactory completion of the Development Tests then without prejudice to any other remedy it may have under this Contract:

         (a)    the provision of the Development Condition 12 shall apply; and

         (b)    the provision of Clause 20.4 and 20.5 shall apply.

20.4     Transfer of Intellectual Property

         If this Contract is terminated pursuant to this Clause 20 or Clause 21 on the Contractors bankruptcy or insolvency, the Contractor shall at no additional costs to TNCI UK, comply with the requirements of Clause 15.2.

20.5     Exclusivity

         If this Contract is terminated pursuant to this Clause 20 or Clause 21 the Contractor shall for a period of 6 months following termination:-

         (a) not without the prior written consent of TNCI UK either itself supply the Systems or any part thereof or any Like Product for the Purpose or supply any other person with Systems or any Like Products for the Purpose; and

         (b) procure that no Affiliate of the Contractor shall supply any person with the Systems or Like Products for the Purpose.

20.6 If TNCI UK terminates the Contract pursuant to Clause 20.1 after the satisfactory completion in full of the Development Tests or pursuant to its rights of termination under the Supply Conditions then without prejudice to any other rights and remedies of TNCI UK:

         (a) In respect of each Order terminated the termination provisions of the Supply Conditions shall apply; and

         (b)    the provision of Clause 20.4 and 20.5 shall apply.

21.      BANKRUPTCY AND INSOLVENCY

         If the Contractor becomes bankrupt or shall be unable to by its debts (within the meaning of Section 123 of the Insolvency Act of 1985), or has a receiving order made against it, or compounds with his creditors, or commences to be wound up (not being a members' voluntary winding up for the purposes of amalgamation or reconstruction) or has an administration order made against him or carries on his business under an administrator, a receiver, a manager or liquidator for the benefit of his creditors or any of them, TNCI UK shall be entitled:

         (a) to terminate the Contract forthwith by notice to the Contractor or to the administrator, receiver, manager or liquidator or to any person in whom the Contract may become vested, in which event the provisions of clause 20 (Contractor's default) shall apply, or

         (b) to give such administrator, receiver, manager or liquidator or other person the option of carrying out the Contract subject to his providing a guarantee for the due and faithful performance of the Contract up to an amount to be agreed.

22.      TNCI UK'S DEFAULT

22.1     Notice of termination due to TNCI UK's default

         In the event that prior to the satisfactory completion of the Development Tests, TNCI UK:

         (a) failing to pay to the Contractor the amount due under any invoice properly and validly submitted within 90 days after the date that payment is properly due subject to any deduction that TNCI UK is entitled to make under the Contract, and TNCI UK fails to make such payment within 14 days of receipt of a notice of default specifying such failure, or

         (b) becoming bankrupt or shall be unable to by its debts (within the meaning of Section 123 of the Insolvency Act of 1985), or has a receiving order made against it, or compounds with his creditors, or commences to be wound up (not being a members' voluntary winding up for the purposes of amalgamation or reconstruction) or has an administration order made against him or carries on his business under an administrator, a receiver, a manager or liquidator for the benefit of his creditors or any of them, the Contractor shall be entitled to terminate the Contract by giving 30 days' notice to TNCI UK with a copy to the Engineer provided that TNCI UK remains in default at the expiry of such notice period. In case of default, all Systems will be returned to the Contractor, either by title or physical relocation. In such instance, TNCI UK will be responsible for all costs related to deinstallation and shipping.

 22.2    Payment on termination due to TNCI UK's default

         In the event that the Contractor properly termaintes this Contract prior to satisfactory completion of the Development Tests then the Engineer shall after making such enquireies as he thinks fit, determine the Costs then properly expended by the Contractor in performing its obligations under the Contract (the "Termination Value"). In carrying out such valuation the Engineer shall Conly give credit for costs expended in accordance with the Development Programme. On no account shall the Termination Value exceed the Development Price. Thereafter the Engineer shall issue to the Contractor a statement of the amount by which the said Termination Value exceeds the total of sums previously paid to the Contractor and such amount shall be paid by TNCI UK within 30 days after the date of issue, provided that the Contractor agrees with such statement. In the event of a disagreement with such statement, the Contractor shall provide notice to TNCI UK of such disagreement. If the Parties are unable to reach agreement as to the amount of the Termination Value, such disagreement shall be considered a dispute hereunder and resolved in accordance with clause 23 (Disputes and dispute resolution).

22.3     TNCI UK DEFAULT AFTER DEVELOPMENT

         After the satisfactory completion of the Development Tests, the Contractor's sole rights of termination shall be those set out in the Supply Conditions.

23.      DISPUTES AND DISPUTE RESOLUTION

         If at any time any question, dispute or difference shall arise between TNCI UK and the Contractor in relation to the Contract which cannot be settled amicably, either Party shall as soon as is reasonably practicable give to the other notice of the existence of such question, dispute or difference specifying its nature and the point at issue, and the same shall be referred to the managing director of TNCI UK and a representative of the Contractor, who is of a similar level of management as that of the TNCI UK representative. In the event that such dispute resolution fails to rectify any such dispute then the matter shall be refereed to the exclusive jurisdiction of the English Courts.

24.      APPLICABLE LAW

         The Contract shall in all respects be governed by and interpreted exclusively in accordance with the laws of England.

25.      THIRD PARTY RIGHTS

         Nothing in this Agreement shall be taken as granting any rights expressly or impliedly whether contractual or statutory to persons other than TNCI UK and the Contractor.

26.      COUNTERPARTS

         This Contract may be executed in any number of counterparts and by the parties on different counterparts. Each counterpart shall constitute an original of this Contract but all the counterparts shall together constitute one and the same Contract.

27.      ENTIRE AGREEMENT

         The Contract constitutes the entire agreement between TNCI UK and the Contractor for the purchase of the supply of System and the Services, and replaces any previous such agreements. The Contractor acknowledges that in entering into the Contract it does not rely upon and shall have no remedy in respect of any statement, warranty or representation of the Customer or any other person relating to the Contract (other than fraudulent misrepresentations) unless it is in writing and forms part of the Contract.

28       WAIVER

         The failure by TNCI UK to exercise, or the delay by the Contractor in exercising, any right, power, privilege or remedy provided by the Contract or by law shall not constitute a waiver thereof nor of any other right, power, privilege or remedy. No single or partial exercise of any such right, power, privilege or remedy shall preclude any further exercise thereof or the exercise of any other right, power, privilege or remedy. No waiver of any of TNCI UK's rights under the Contract shall be effective unless in writing signed by an authorised person on behalf of TNCI UK. A waiver shall apply only to the specific circumstances in which it is given and shall be without prejudice to the enforcement of TNCI UK's rights in relation to different circumstances or the recurrence of similar circumstances.

29       RIGHTS CUMULATIVE

         The rights of TNCI UK under the Contract are in addition to any other rights which it may have under the Contract, statute, or common law, and the exercise of any rights under the Contract shall be without prejudice to such other rights which TNCI UK may have under the Contract, statute, or common law.

30       SEVERABILITY

         Each of the provisions of the Contract shall be separate and severable. Should any provision be invalid or unenforceable, it shall be severed from the Contract, and the remaining provisions of these terms and conditions shall continue in full force and effect and be amended so far as possible to give valid effect to the intentions of the parties under the severed provision.

                                   ANNEXURE 1
                             DEVELOPMENT CONDITIONS

1.       INTERPRETATION

         All defined terms shall have the same meetings as set out in the Form of Contract unless a contrary definition appears in this clause 1:

         "Development Conditions"   means the conditions contained within this
                                    Annexure 1;

         "Group Standards"          means the rules, regulations, instructions
                                    and procedures which are produced as
                                    mandatory operational and engineering
                                    standards by any authorised person which from time to time produces mandatory standards associated with safety and interworking for the operation of rolling stock on Network Rail facilities and infrastructure

         "Inspection"               means the inspection(s) specified in the
                                    Contract, or otherwise agreed by TNCI UK and the Contractor and incorporated into the Contract by a written amendment, which are to be made by the Contractor upon completion of integration and assembly of the System(s) or Section(s) before Delivery.

         "Development Services"     means the design, testing and manufacture of
                                    the System

2.       PROVISION OF SERVICES

2.1 Commencement: The Contractor shall commence the Development Services on the date of this Contract.

2.2 Duration: The obligations under these Development Conditions shall continue until satisfactory completion of the Development Services.

2.3 Compliance: The Contractor shall undertake the Development Services in accordance with:

         (a)    the TNCI Requirements; and

         (b) the Outline Development Programme, on the applicable dates specified therein.

2.4 Reliance: The Contractor acknowledges that TNCI UK shall in the course of the provision of the Development Services be relying upon:

         (a) In complying with the TNCI Requirement the Contractor's skill, expertise and experience in the provision of Development Services;

         (b) the accuracy of all representations or statements made by the Contractor to TNCI UK;

         (c) the written advice (if any) given by the Contractor to TNCI UK in connection with and as part of the provision of Development Services; and

         (d) the accuracy of the documentation supplied to the Contractor to TNCI UK, their agents or sub-contractors pursuant to any contract.

2.5 Applicable Law: The Contractor shall in carrying out the Development Services ascertain and comply with all and any laws, statute, proclamations, By-laws, directives, regulations, statutory instruments, rules orders, rules of court, delegated or subordinate legislation, rules of common law, Group Standards or any legislation issued by any Government Authority or Network Rail at any time or from time to time in force in the United Kingdom or United States of America. In the event of any conflict between the laws of the United Kingdom and the USA relating to the import of the System including without limitation any laws relating to the tax and transit of the System, the laws of the United Kingdom shall prevail.

3.       PRICE

3.1 Obligation to Pay: Save as otherwise expressly stated in this Contract, and in consideration of the provision of the design, testing and manufacture of the System, and the mutual agreements and undertakings of the parties in this Contract, TNCI UK shall pay the Development Price in the instalments within 30 days of being issued with a valid invoice for the same.

3.2 Entire Payment: Save as expressly stated in this Contract, the Development Price shall constitute payment in full for the Development Services and all costs and expenses of providing the Development services (including all costs and expenses of delivery, carriage, packaging, insurance, labour and materials, and travel, accommodation and subsistence expenses), and the total amount and consideration which TNCI UK is obliged to pay or provide to the Contractor for the Development of the System under this Contract, and the Contractor shall not be entitled to request any additional payment for the Development of the System for any reason whatever, except as expressly stated in this Contract.

4.       PAYMENT TERMS

4.1 Application: The following terms are the terms of payment which shall apply to the Development Prices due from due from TNCI UK to the Contractor under this Contract.

4.2 Method of Payment: Unless otherwise agreed all amounts payable under this Contract shall be made in US Dollars by electronic funds transfer to such bank account as shall be nominated by the Contractor.

4.3 Requirement for invoice: TNCI UK shall only be obliged to pay any amount properly due and payable by it under the Contract, when the Contractor has issued an invoice for such amounts, and that invoice complies with Clause 4.4 UNLESS the amount in question is stated to be payable immediately in Schedule 1 to these Development Conditions.

4.4 Contents of invoices: All invoices shall specify TNCI UK's order number and full details of the amounts due and value added tax.

4.5 When invoice may be issued: The Contractor shall not be entitled to issue an invoice in respect of and TNCI UK shall not be liable to pay the Development Price until the dates set out in Schedule 1 to these Development Conditions.

4.6 Value Added Tax: All Development Prices are stated exclusive of any value added tax and any other tax or duty relating to the manufacture, transportation, export, import, sale or delivery of the System or any part thereof (whether initially charged on or payable by the Contractor), which shall be charged in accordance with the law and at the rates in force at the time of making the relevant taxable supply and shall be payable only against receipt of a valid value added tax invoice or equivalent.

4.7 Interest in late payment: If any Development Price is not paid by the date on which it is payable, then SAVE where the amount payable is withheld in accordance with the terms of this Contract TNCI UK shall in addition pay daily interest on that amount accruing from the date payment of that amount should have been made until the date payment is made (before as well as after any judgement) at the rate of 3% per annum.

5.       ALTERATIONS TO DEVELOPMENT PROGRAMME

         The Contractor shall not without the Engineer's consent make any material alteration to the Outline Development Programme.

6.       REVISION OF PROGRAMME

         If the Engineer decides in his reasonble opinion that the Contractor is not making progress in accordance with the Outline Development Programme, he may order the Contractor to revise the Outline Development Programme. The Contractor shall thereafter revise the Outline Development Programme to show the modifications necessary to ensure completion of the Development Services within the times set out in the Outline Development Programme.

7.       RATE OF PROGRESS

7.1 Notification: The Engineer shall notify the Contractor if the Engineer decides that the rate of progress of manufacture of the System or of any Section is too slow to meet the requirements of the Programme.

7.2 Remedial Action: Following receipt of such a notice the Contractor shall take such steps as may be necessary and as the Engineer may approve to remedy or mitigate the likely delay, including revision of the Programme. The Contractor shall not be entitled to any additional payment for taking such steps.

7.3 Disputing Engineers Decisions: Any dispute by the Contractor of the notice shall be dealt with in accordance with Clause 18.6 of the Contract.

7.4 Failure to Remedy: If the Contractor does not within a reasonable time satisfy the Engineer that they are able to remedy the likely delay, TNCI UK shall in accordance with Development Condition 12 be entitled to terminate this Contract.

8. GATEWAY DESIGN REVIEW, ASSOCIATED PROCESS, AND DELIVERY OF DRAWINGS AND OTHER INFORMATION

8.1 Gateway Design Review: The Contract the Contractor shall submit to the Engineer for review within the times given in the Outline Development Programme such drawings or information (including calculations) of the general arrangement and details of the System as specified in the Outline Development Programme. The Contractor shall supply copies of drawings in the form and numbers stated in the Contract and if no numbers are stated, at least 3 copies of each shall be supplied.

8.2 Gateway Design Review Process: The Gateway Design Review Process and a detailed plan for the conduct of such review shall be prepared by the Contractor and approved by TNCI UK in accordance with the timescales set out in the Outline Development Programme.

8.3 Time of Gateway Design Review: The Gateway Design Review shall be conducted by the Parties at the times set out in the Outline Development Programme in accordance with the plan prepared and approved pursuant to Development Condition 8.2.

8.4 Consequences of failure to complete gateway design review: Any drawings, or information which fail to complete the Gateway Design Review shall be modified and re-submitted without undue delay.

         The System shall not be considered as having been delivered for the purposes of Supply Condition 7.9 (DELAY) until such instructions and drawings have been supplied to TNCI UK.

8.5 Consequences of successful completion of the Gateway Design Review: All drawings that have successfully completed the Gateway Design Review shall not be departed from except as agreed between the parties in writing. For the avoidance of doubt, successful completion of the Gateway Design Review shall not release the Contractor from its obligations to ensure compliance with the TNCI Requirements including any design reviews including the Gateway Design Review

8.6 Inspection of drawings: In addition to the inspection of drawings to be performed at the time of the Gateway Design Review, the Engineer shall have the right at all reasonable times to inspect all drawings of any part of the System.

8.7 Interface, installation, and mechanical drawings and Information: The Contractor shall provide drawings showing or information describing:

         (a) how the System is to be installed in its intended physical and mechanical environment and any other information required for such installation

         (b)    required means of mechanical support, and

         (c)    necessary connections to be made to the System.

9.       CONTRACTOR'S USE OF DRAWINGS, ETC. SUPPLIED BY TNCI UK

         Drawings and information supplied by TNCI UK to the Contractor for the purposes of the Contract shall remain the property of TNCI UK. No licence is granted to the Contractor to copy or use drawings or information so supplied for any purpose other than the Contract. The drawings and / or information shall not without the consent of TNCI UK be used, copied or communicated to a third party by the Contractor otherwise than as strictly necessary for the purposes of the Contract. For the avoidance of doubt, the provision of drawings and information shall not release the Contractor from its obligations to ensure compliance with the TNCI Requirements including any design reviews including the Gateway Design Review.

10.      ERRORS IN DRAWINGS

10.1 Correction of Errors: Notwithstanding the successful completion of the Gateway Design Review by the Engineer of drawings, or information submitted by the Contractor, the Contractor shall be responsible for correcting any errors, omissions or discrepancies therein.

10.2 Delay Costs: The Contractor shall bear any costs he may incur as a result of delay in providing such drawings or information or as a result of errors, omissions or discrepancies therein, for which the Contractor is responsible.

10.3 Alterations: The Contractor shall carry out any alterations or remedial work necessitated by such errors, omissions or discrepancies for which he is responsible and modify the drawings, samples, patterns, models or information accordingly.

11.      INSPECTION AND TESTING OF PLANT BEFORE DELIVERY

11.1 Engineer's entitlement to test: The Engineer shall be entitled at all reasonable times during integration and assembly of the Systems, provided that the Contractor's efforts are not unduly interfered with, to inspect, examine, and test on the Contractor's premises or elsewhere the materials and workmanship and performance of all Systems to be delivered under the Subcontract. If any part of the System is being manufactured on premises other than those of the Contractor, the Contractor shall obtain permission for the Engineer to inspect, examine and test as if the System were being manufactured on the Contractor's premises. Such inspection, examination and testing shall not release the Contractor from any obligation under the Subcontract. However, the Engineer shall, as soon as practicable following their discovery, provide notice to the Contractor of any deficiencies noted.

11.2 Date for tests or inspection: The Contractor shall agree with the Engineer the date on and the place at which any System will be ready for Test or Inspection as provided in the Contract. The Engineer shall give the Contractor 48 hours notice of his intention to attend the Tests or inspection. If the Engineer shall not attend at the place so named on the date agreed, the Contractor may proceed with the Tests or inspection which shall be deemed to have been made in the Engineer's presence. the Contractor shall forthwith forward to the Engineer duly certified copies of the results of the Tests or inspection.

11.3 Development Services for tests or inspection: The Contractor shall provide without additional charge such assistance, labour, materials, electricity, fuel, stores, apparatus and instruments as may be requisite and as may be reasonably demanded to carry out the Tests or inspection.

11.4 Certificate of tests or inspection: When the Engineer is satisfied that any System has passed the Tests or inspection referred to in this clause he shall forthwith issue to the Contractor a certificate to that effect.

11.5 Failure upon Test or Inspection: If after Test or Inspection of any System the Engineer shall decide that such System or any part thereof is defective or not in accordance with the Contract, he may reject the said System or part thereof by giving to the Contractor within 14 days notice of such rejection, stating therein the grounds upon which the said decision is based. Following any such rejection the Contractor shall make good or otherwise repair or replace the rejected System and resubmit the same for the Tests or Inspection in accordance with this clause and all expenses reasonably incurred by TNCI UK in attending or in consequence of such re-testing or inspection and the Engineer's attendance shall be deducted from the Developent Price.

12.      SPECIFIC TERMINATION CONSEQUENCES

12.1 Failure to comply with Development Schedule: If the Engineer has at any time reasonable belief that the Contractor may not deliver the first instalment of the Initial Order as set out in Schedule 3 to the Supply Conditions on the Delivery Date as set out in Schedule 3 to this Annexure in full compliance with the TNCI Requirement and Outline Development Programme, TNCI shall be entitled to terminate the Contract in accordance with Clause 20.1 of this contract.

12.2 Failure to comply with the Gateway Design Review: If the Contrctor fails to comply with the requirements of any review (including the Gateway Design Review) including compliance with any timescales set down in the Outline Development Programme and following such failure the Contractor fails to remedy the non-compliance within a reasonable time TNCI shall be entitled to treat this Contract as repudiated.

12.3 Consequences of Repudiation under Development Condition: In the event that TNCI UK treats the Contract as repudiated pursuant to Development Condition 12.1 or 12.2, without prejudice to and in addition to any other rights and remedies TNCI may have, the Contractor shall repay to TNCI UK all Development Prices paid to the Contractor.

                            SCHEDULE 1 TO ANNEXURE 1
                                DEVELOPMENT PRICE

1.   DEVELOPMENT PRICE

     $500,000 US dollars



2.   INSTALMENTS

AMOUNT                     INVOICE DATE

$250,000 US dollars        the Effective Date

$250,000 US dollars        On the later of delivery of the first instalment of
                           the Initial Order or the due date for such delivery as set out in Schedule 4 to the Supply Conditions

                            SCHEDULE 2 TO ANNEXURE 1
                                DEVELOPMENT TESTS

                            SCHEDULE 3 TO ANNEXURE 1
                          OUTLINE DEVELOPMENT PROGRAMME

----------------------------- -------------------------- ----------------------------------------------- ---------------------------
Deliverable                   Date                       Comments                                        Responsibility
----------------------------- -------------------------- ----------------------------------------------- ---------------------------
Complete contract signature   13th September             This will be based upon a review of the LMIC's  LMIC/TNCI
                                                         response to TNCI's terms and conditions

----------------------------- -------------------------- ----------------------------------------------- ---------------------------
Gateway 1                     29th and 30th September    This will include as a minimum:-                LMIC/TNCI
Concept Design Review
                                                         o    Review of system interfaces

                                                         o    Review architecture design documentation

                                                         o    Review interface control documentation

                                                         o    LMIC's supply base 100% identified

                                                         o    LMIC architecture fully approved by TNCI

                                                         o    Agreement of reliability targets

----------------------------- -------------------------- ----------------------------------------------- ---------------------------
Gateway 2                     20th and 21st October      This will include as a minimum:-                LMIC
Detail Design Review

                                                         o    Design Frozen

                                                         o    Architecture design documentation

                                                         o    Interface control documentation

                                                         o    Test plan

                                                         o    Detailed logistics plan

                                                         o    802.11g demonstration

                                                         o    Detailed drawings

                                                         o    System FMEA

                                                         o    Manufacturing process

                                                         TNCI will assess LMIC with respect to the above
                                                         delivery
----------------------------- -------------------------- ----------------------------------------------- ---------------------------
Develop prototype             15th November              Equipment boxes which will be used for          LMIC
production equipment boxes                               on-train/station installation feasibility
----------------------------- -------------------------- ----------------------------------------------- ---------------------------
Gateway 3                     27th and 28th November     This will include as a minimum:-                LMIC/TNCI
Prototype design Review
                                                         o    Review VAB documentation

                                                         o    Review test results

                                                         o    Assessment of wireless prototype
----------------------------- -------------------------- ----------------------------------------------- ---------------------------
VAB Documentation             1st December               TNCI will provide support at LMIC in order to   LMIC
                                                         complete this activity.
----------------------------- -------------------------- ----------------------------------------------- ---------------------------
NIIT production software      1st December               NIIT production software will be available
----------------------------- -------------------------- ----------------------------------------------- ---------------------------

----------------------------- -------------------------- ----------------------------------------------- ---------------------------
Prototype Wireless Test       1st to 18th December       This will be undertaken at TNCI                 LMIC
----------------------------- -------------------------- ----------------------------------------------- ---------------------------
Factory Acceptance Test       6th January 04             This will be undertaken at LMIC                 TNCI
----------------------------- -------------------------- ----------------------------------------------- ---------------------------
Delivery of first equipment   12th January 04            Delivery location will be Derby                 LMIC
set ("DELIVERY DATE")
----------------------------- -------------------------- ----------------------------------------------- ---------------------------
End to End Test               26th January 04            End to end station test                         LMIC
----------------------------- -------------------------- ----------------------------------------------- ---------------------------
Gateway 4                     30th January 04            The Completion Design Review will be held with  LMIC/TNCI
Completion Review                                        all TNCI key suppliers. It will include a
                                                         review of:-

                                                         o    Safety Case

                                                         o    End to End testing

                                                         o    Logistics

                                                         o    Installation

                                                         o    Close-out of Risk Register
----------------------------- -------------------------- ----------------------------------------------- ---------------------------

                                   ANNEXURE 2
                                SUPPLY CONDITIONS

1.       INTERPRETATION

1.1      Definitions: In these Supply Conditions, unless otherwise stated:-

         "Acceptance Tests"         means the tests to verify the conformity of
                                    the System or part thereof with the
                                    requirements of the TNCI Requirement, or which the parties may have otherwise agreed in writing as more particularly defined in
                                    Schedule 2 to these Supply Conditions;

         "Contract"                 means any  contract  for the  purchase of
                                    the System by TNCI UK, which incorporates these Supply Conditions;

         "Contractor                means any director, officer, employee,
         Representative"            servant, agent, contractor, carrier or other
                                    representative of the Contractor, performing or representing the Contractor for any part of the Contract, or providing any System or any part thereof on behalf of the Contractor;

         "Customer Materials"       means all and any materials which TNCI UK
                                    provides to the Contractor for use in
                                    connection with the Contract, or are
                                    otherwise stated to be Customer Materials;

         "Delivery Date"            means each date by which the Systems or any
                                    section thereof are to be delivered or
                                    provided, which in relation to the:

                                    o        Initial Order is as set out in the
                                             Initial Order which forms Schedule
                                             3 to these Supply Conditions, and

                                    o        All subsequent Orders, SUBJECT
                                             always to the Delivery Periods set
                                             out in Schedule 4 to these Supply
                                             Conditions} as set out in the Order
                                             in question delivered by TNCI UK to
                                             the Contractor from time to time or
                                             if no date is stated, the Delivery
                                             Date shall be a reasonable period
                                             following the acceptance of the
                                             Contract;

         "Delivery Location"        means the location where the System or any
                                    part thereof are or any Instalment of the System or any part thereof is to be delivered or provided by the Contractor, as stated in the Delivery Schedule, or if not stated, such premises of TNCI UK in Great
                                    Britain as TNCI UK shall notify to the
                                    Contractor;

         "Delivery Schedule"        means any schedule of delivery provided by
                                    TNCI UK to the Contractor from time to time in the form set out in Schedule 5 to these Supply Conditions including the delivery schedule for the Initial Order in Part II of
                                    Schedule 4.

         "Developed Materials"      means the materials to be authored, created,
                                    designed, invented, prepared, made or
                                    developed by the Contractor as part of or in the course of provision of the System;

         "Incoterms"                means the International Rules for the
                                    Interpretation of Trade Terms (Incoterms)
                                    2000.

         "Instalment"               means, where the System is any part thereof
                                    are to be delivered by instalments or in stages, each such instalment or stage;

         "Intellectual              means any registered or unregistered
         Property Rights"           intellectual property rights in any part of
                                    the world, including any patents, design rights, copyrights, database rights, topography rights, know-how, rights to an inventions and ideas, and rights to confidence, together with any right to apply for any such intellectual property rights and the benefit of any applications for any such intellectual property rights in each case for the full period of such rights and all extensions and renewals of such rights;

         "Order" means any order or offer from TNCI UK to purchase the System or any part thereof, or any acceptance of TNCI UK of any offer to supply the System or any part thereof, which incorporates these Supply Conditions, including the Initial Order set out in Part 1 of Schedule 3 such order to be set out in a similar format to that set out in Schedule 5 to these Supply Conditions (the "Order Form"),

         "Services"                 means all and any services referred to in an
                                    Order and/or to be provided or actually
                                    provided by the Contractor under or in
                                    performance of the Contract, including any delivery, unloading and installation services in respect of the System or any part thereof, any services consisting of the repair or replacement of any System or any part thereof, and the provision of any materials;

         "Supply Conditions"        means these conditions of purchase of TNCI
                                    UK;

         "Supply Price"             means the price payable for the System or
                                    any part thereof, as stated in the Supply
                                    Payment set out as Schedule 1 to these
                                    Supply Conditions.

1.2 References: In these Supply Conditions, unless otherwise stated, a reference to a "person" includes a reference to a company, partnership or individual; the singular shall include the plural and vice versa; a reference to a "third party" is to a person who is not a party to the Contract; a reference to a "Supply Condition" is to a condition of these Supply Conditions; a reference to a statute, statutory instrument, regulation, order or licence is a reference to that statute, statutory instrument, regulation, order or licence as substituted, varied or re-enacted from time to time; a reference to "writing" includes any facsimile or electronic mail transmission; and "materials" includes a reference to parts, components, materials, patterns, drawings, designs, specifications, dies, samples, prototypes, moulds, tooling, jigs, plant, equipment, data, information, ideas, plans, reports, software, databases, inventions, concepts, methods, procedures, and documents.

1.3 Headings: The headings in these Supply Conditions are for convenience only and shall not affect the interpretation of these Supply Conditions.

1.4 Interpretation: Definition and interpretation set out in Clause 1 of the Contract shall unless the Contract otherwise requires bear the same meaning in these Supply Conditions.

2.       TERMS OF SUPPLY

2.1 Incorporation of these Supply Conditions: These Supply Conditions shall apply to and be incorporated into all quotations, offers, orders, acceptances, agreements and contracts for the purchase of the System or any part thereof, by TNCI UK from the Contractor. All terms and conditions of the Contractor are excluded, including any terms and conditions in any quotations, offers, acknowledgements of order, and acceptances of the Contractor . Any commencement of work on any Order by the Contractor, shall constitute an acceptance by the Contractor of these Supply Conditions.

2.2 Incoterms: Incoterms shall apply, and any term or expression used in this Annexure which is defined in Incoterms shall have the same meaning in this Annexure, but if there is any conflict between the provisions of Incoterms and the provisions of the Contract, the provisions of the Contract shall prevail.

3.       SUPPLY OF THE SYSTEM

3.1 Sale and Purchase: The Contractor agrees to sell, deliver and provide to TNCI UK and TNCI UK agrees to purchase and accept delivery of the System on and subject to these Supply Conditions.

3.2 Instalments: Where the System or any part thereof is to be delivered in instalments, TNCI UK shall be entitled at its option to treat the Contract as a series of separate contracts to supply each Instalment, or as a single Contract to supply all Instalments. Where any System or any part thereof are to be delivered in instalments, unless otherwise elected by TNCI UK, the Contract shall be a single contract to deliver all Instalments, TNCI UK shall be entitled to treat a breach of the Contract in relation to any one Instalment as a repudiation of the whole Contract. Acceptance by TNCI UK of any Instalment shall not preclude TNCI UK from rejecting any later Instalment.

4.       QUANTITY, QUALITY AND STANDARD

4.1 Quantity of Systems: The quantity of any Systems shall in relation to the Initial Order be as set out in Part II to Schedule 4 of these Supply Conditions, and for all subsequent Orders, the quantity set out in any Order delivered by TNCI UK to the Contractor from time to time, and the Contractor shall not deliver a quantity in excess of or less than that amount, however slight the excess or shortfall, without TNCI UK's prior written consent. Section 30(2A) of the Sale of Goods Act 1979 shall not apply.

4.2 Quality of the System The System's supplied by the Contractor shall in all respects:

         (a) conform as to quality, design, specification and description with the TNCI Requirements set out in Annexure 3 of the Contract,

         (b) be of satisfactory quality, design, manufacture, materials and workmanship and finish;

         (c)    be free from damage or defects;

         (d) comply with requirements of all laws, statutes or regulations applicable to goods of the type in question at the date of delivery (including in UK and Europe) and as to marking and labelling; and

         such that any higher quality, standard or condition stated shall prevail over any lesser, and the Contractor shall not deliver the System or any part thereof of a quality less than that set out above, however slight the non-conformity, without TNCI UK's prior written consent. Section 15A of the Sale of Goods Act 1979 shall not apply.

4.3 Packaging of the System: The Contractor shall comply strictly with the requirements set out in the TNCI Requirements in relation to the packing and marking of the System or Sections.

4.4 Safety Obligations: The Contractor shall comply with all of its legal obligations in relation to health and safety in relation to the Systems and shall as a continuing obligation surviving completion of the Contract provide TNCI UK with such information and assistance concerning the System as TNCI UK may reasonably require to enable TNCI UK to comply with its legal obligations in relation to health and safety in respect of the System.

5.       PERFORMANCE

5.1 Keep Customer Informed: The Contractor shall keep TNCI UK fully informed with regard to the Contract and the provision of the System or any part thereof and provide to TNCI UK all reasonable information and/or progress reports relating to the System or any part thereof, and furnish TNCI UK with such programmes of manufacture and delivery as TNCI UK may reasonably require. The Contractor shall in particular bring to TNCI UK's attention any serious problems or delays concerning the provision of the System which it becomes aware of, and shall notify TNCI UK immediately if it is unable to provide the System.

5.2 Records: The Contractor shall keep separate and reasonably detailed records of its performance of the Contract and any information, data and documents relating to or relevant to the System, and shall provide TNCI UK from time to time with a copy of these records on request.

5.3 Equipment: The Contractor shall provide all equipment and other facilities necessary for the performance of the Contract, including all equipment, tools, consumable materials, protective clothing and other facilities necessary for the provision of the System.

5.4 Consents: The Contractor shall obtain all necessary approvals and consents required to provide the System.

5.5 Instructions: The Contractor shall and shall ensure that its employees obeys all reasonable instructions of the Engineer in connection with the provision of the System.

5.6 Access: When delivering the System to any premises of TNCI UK, the Contractor shall and shall procure that all Contractor Representatives shall comply with all rules, procedures, instructions and policies of TNCI UK from time to time in relation to the premises (including in relation to opening times, visitor reception, fire, health and safety, environment, security and access), and ensure it keeps and leaves those parts of the premises which it enters on to clean and tidy. It shall be the responsibility of the Contractor to obtain copies of these rules, procedures, regulations or requirements from TNCI UK.

5.7 Customer Materials: All Customer Materials and all Intellectual Property Rights in and to TNCI UK Materials shall be and remain TNCI UK's absolute property and no rights, licences or permissions are given to the Contractor in relation to TNCI UK Materials except as stated in the Contract. All Customer Materials shall be used solely for the purposes of the Contract. All Customer Materials shall be at the risk of the Contractor. The Contractor shall store safely, treat with due care and keep in good condition (fair wear and tear accepted) all Customer Materials and meet the cost of repairing or replacing the same if it shall be lost, stolen or damaged whilst in the Contractor's possession or control. The Contractor shall not sell, dispose of, destroy or charge without TNCI UK's consent any Customer Materials. The Contractor shall return all Customer Materials and all copies of them to the Contractor immediately upon demand. The Contractor shall have a non-exclusive non-transferrable licence to copy or reproduce TNCI UK Materials strictly to the extent required to perform the Contract, but TNCI UK shall be entitled to amend or withdraw this licence at any time.

6.       INSPECTION AND TESTING

6.1 Inspections: The Engineer shall be entitled to inspect and monitor at any reasonable time all work being performed by the Contractor or a Contractor Representative under the Contract, and all records and facilities connected with the supply of the System or any part thereof.

6.2 Contractor Testing: The Contractor shall test the System or any part thereof in accordance with the Acceptance Tests. The Contractor shall provide TNCI UK with evidence and results of such testing. The Engineer and any customer or other person to whom TNCI UK is to transfer ownership of or permit use of the System or any part thereof may attend and observe testing of the System or any part thereof. The Contractor shall also permit TNCI UK on request to conduct tests on the System or any part thereof.

6.3 Engineer Testing: The Engineer shall be entitled to carry out such tests as he sees fit on the System whether before or after delivery. TNCI UK acknowledge that such testing shall not be destructive in nature and shall not reasonably interfere with the work being performed by the Contractor.

6.4 Engineers decisions, instructions and orders: The Contractor shall proceed with the Contract in accordance with the written instructions and order of the Engineer. If the Contractor disputes such instructions, such dispute shall be dealt with in accordance with Clause 18.6 of the Contract.

6.5 Failure upon Testing: Any failure upon Acceptance Testing which occurs in the Engineers reasonable opinion shall entitle TNCI UK to reject the System or part thereof. The Engineer will notify the Contractor within 14 days of such rejection stating the grounds therefore. Following such rejection, the Contractor shall at his own expense make good any defect and shall indemnify TNCI UK against the reasonable costs and expenses incurred in attending any re-testing or inspection, such costs and expenses to be deducted from the Supply Price.

6.6 Effect of inspection and testing: No inspection, report, instructions or testing under Supply Conditions 6.1 to 6.6 or otherwise, or the failure of TNCI UK to carry out or request any such inspection, report or testing, shall constitute TNCI UK's acceptance of System or any part thereof, or relieve Contractor of any of its obligations under the Contract, or impair any rights or remedies of TNCI UK.

6.7 Dispatch of System: Without prejudice to Supply Condition 6.6, the Contractor shall not be entitled to dispatch for delivery any System or part thereof until and unless the Engineer is satisfied that the System has passed the Acceptance Test and any additional tests required by the Engineer testing. Once the Engineer is satisfied he will issue a certificate to this effect.

7.       DELIVERY

7.1 Strict Obligation: All Systems or any part thereof shall be delivered strictly in accordance with the Contract.

7.2 Delivery time: The Contractor shall deliver the System or any part thereof and each Instalment of the System or any part thereof by the Delivery Date. Time for delivery of the System or any part thereof is of the essence of the Contract. TNCI UK shall be entitled in its absolute discretion to defer delivery of the System or any part thereof or any Instalment to a later date without any liability for storage or other charges.

7.3 Delivery location: The System or any part thereof shall be delivered to and provided at the Delivery Location.

7.4      Imports: The System or any part thereof shall be DDP (Delivered Duty
         Paid) in accordance with Incoterms to the Delivery Location.

7.5 Import Laws: The Contractor shall comply with any laws governing the importation of the System or any part thereof into Great Britain.

7.6 Advice Note: The Contractor shall despatch with all Systems or any part thereof a separate advice notice stating TNCI UK's order number, full details of the consignment, date of despatch, name of carrier, and list of accompanying documents.

7.7 Risk of loss or damage: Risk of loss or damage to the System or any part thereof shall pass to TNCI UK on physical delivery of the System or any part thereof to TNCI UK.

7.8 Delivery not likely to be made: If before delivery of the System or any part thereof is made there arise reasonable grounds for TNCI UK to believe that the Contractor will not be able to deliver the System or any part thereof in accordance with the requirements of the Contract, TNCI UK shall have the right to demand from the Contractor security for compliance. If security acceptable to TNCI UK is not offered within such reasonable period as may be specified by TNCI UK, TNCI UK may treat the Contract as repudiated by the Contractor.

7.9 Delay in Delivery: If the Contractor shall fail to deliver any Order in full by the Delivery Date then TNCI UK shall be entitled at its option to specify a further Delivery Date by which those Systems or any part thereof must be delivered or to treat the Contract as repudiated by the Contractor, and terminate the Contract. In addition, save where TNCI UK treats the Contract as repudiated TNCI UK shall be entitled to deduct from the Supply Price:

         (a) DELAY OF INITIAL ORDER: 3% of the Initial Order Price per week of the delay or part thereof subject to a maxiumum of 50% of the Initial Order Price; and

         (b) DELAY OF ALL SUBSEQUENT ORDERS: on all subsequent orders 3% of the Supply Price per week of the delay or part thereof subject to a maximum of 50% of the Supply Price.

         For the avoidance of doubt, TNCI UK shall be entitled to order the System or any Like Product from a third party in the event that the Contractor fails to deliver on time.

7.10 Shortfall in Delivery: If the Contractor shall fail to deliver the required quantity of the System or any part thereof or any Instalment of the System or any part thereof by the Delivery Date, then TNCI UK shall be entitled in addition to the liquidated damages payable under Supply Condition 7.9, at its option to:-

         (a) reject the System or any part thereof delivered, and treat the Contract as repudiated by the Contractor and terminate the Contract as a whole;

         (b) accept those System or any part thereof which have been delivered, and treat the Contract as repudiated by the Contractor in respect of and terminate the Contract in respect of the undelivered System or any part thereof; or

         (c) accept those System or any part thereof which have been delivered, and specify a further Delivery Date by which the remainder of the System or any part thereof must be delivered.

7.11 Installation: The System shall be integrated and assembled and the Services performed, and the remaining technical obligations of the Subcontract otherwise executed in the manner set out in the TNCI Requirement or, where not so set out, to the reasonable satisfaction of the Engineer and all work shall be carried out in accordance with such reasonable directions as the Engineer may give.

8.       ACCEPTANCE

8.1 When acceptance occurs: TNCI UK shall not be considered to have accepted or approved any part of the System or any part thereof until after TNCI UK has had a reasonable time to inspect the System or any part thereof and ascertain that they are in accordance with the Contract, and a reasonable time shall be considered to be at least 14 days after delivery of the System or any part thereof, and the System or any part thereof have passed any Acceptance Tests, and no provision of law deeming when acceptance of the System or any part thereof is to have taken place shall apply.

8.2 Rejection for non-conformity: Until TNCI UK has accepted the System or any part thereof, if any System or any part thereof are found not to be in conformity with the Contract, TNCI UK shall be entitled to:-

         (a) reject the System or any part thereof delivered, and treat the Contract as repudiated by the Contractor, and terminate the Contract as a whole;

         (b) reject the System or any part thereof delivered, require the Contractor to deliver replacement System or any part thereof conforming with the Contract by a further Delivery Date specified by TNCI UK, and/or treat the Contract as repudiated by the Contractor in respect of any remaining undelivered System or any part thereof; or

         (c) accept those System or any part thereof which have been delivered, require the Contractor to repair or rectify or pay the reasonable cost of repairing or rectifying the System or any part thereof, and/or treat the Contract as repudiated by the Contractor in respect of any remaining undelivered System or any part thereof.

8.3 Effect of Acceptance: Any acceptance by TNCI UK of a System or any part thereof not in conformity with the Contract shall be without prejudice to any rights TNCI UK may have against a Contractor, whether in respect of the System or any part thereof or any other System or any part thereof delivered under the Contract System or any part thereof ract, including the warranties under Supply Condition 12, and TNCI UK shall not be considered to have agreed that the System or any part thereof supplied were supplied in accordance with the requirements of the Contract.

8.4 Resale of the System or any part thereof: TNCI UK's rights to reject any System or any part thereof shall not be affected by the resale of any System or any part thereof.

8.5 Handling of Rejected Systems: Where any System or part thereof is rejected by TNCI UK under the Contract the System or part thereof shall be at the risk of the Contractor, and the Contractor shall pay TNCI UK's costs of handling TNCI UK shall be entitled to return the System or part thereof to the Contractor, and the Contractor shall at the option of TNCI UK either collect the System or part thereof or reimburse or pay to TNCI UK the cost of returning the System or part thereof to the Contractor.

9.       PRICE

9.1 Supply Price: TNCI UK shall pay the Supply Price for the System or any part thereof.

9.2 No Alterations to Supply Price: The Supply Price shall be fixed, and the Contractor shall not be entitled to alter the Supply Price for any reason other than in accordance with Supply Condition 9.3.

9.3 PPI Increase: On the 1st January of each year, the Contractor shall be entitled to increase the Supply Price by an amount of no more than the increase in the Producer Price Index for the previous year.

9.4 Included Items: The Supply Price includes the cost of providing and delivering the System or any part thereof to TNCI UK, including all costs of loading, transport, packaging, insurance in transit, and unloading of the System or any part thereof, all customs, duties, and other taxes payable in respect of the System or any part thereof, and all costs of labour, travel, subsistence, accommodation, insurance, overheads in relation to provision of the System or any part thereof.

9.5 Method of Payment: Unless otherwise agreed all amounts payable under this Contract shall be made in US Dollars by electronic funds transfer to such bank account as shall be nominated by the Contractor.

9.6 Value Added Tax: The Supply Price payable by TNCI UK under the Contract is exclusive of value added tax or such other equivalent amount as is due and payable in accordance with the United States of America, which TNCI UK will pay in addition at the applicable rate.

10.      PAYMENT TERMS

10.1 Requirement for invoice: TNCI UK shall only be obliged to pay any amount properly due and payable by it under the Contract, when the Contractor has issued an invoice for such amounts, and that invoice complies with Clause 10.2.

10.2 Contents of invoices: All invoices shall specify TNCI UK's order number and full details of the System or any part thereof delivered, including description, quantity, price and value added tax.

10.3 When invoice may be issued: The Contractor shall not be entitled to issue an invoice in respect of and TNCI UK shall not be liable to pay the Supply Price or any other amount payable by TNCI UK under the Contract, until the System or any part thereof to which such Supply Price or other amounts relate have been fully delivered in accordance with the Contract.

10.4 Payment Period: TNCI UK will pay to the Contractor the Supply Price and any other amounts properly due and payable by it under the Contract of receipt of the Contractor's correct invoice for such amounts in accordance with Supply Conditions 10.1 to 10.3 of the contract, unless both parties agree otherwise in writing;

10.5 Effect of Payment: Payment by TNCI UK of any amount in or towards the Supply Price of any System or any part thereof, and/or of any other amount payable by it under the Contract, shall not constitute TNCI UK's admission as to Contractor's performance of its obligations or a waiver of TNCI UK's rights under the Contract, under statute or at law.

10.6 Set-Off: TNCI UK may set-off or credit against any amount owed to the Contractor under the Contract, any amount payable by the Contractor to TNCI UK under the Contract, including amounts payable by the Contractor under any indemnity or for breach of the Contract.

11.      TITLE AND INTELLECTUAL PROPERTY RIGHTS

11.1 Title: Title to any Systems or part thereof shall become the property of TNCI UK at whichever is the earlier of the following times:

         (a)    when a System is delivered pursuant to the contract

         (b) when the Contractor becomes entitled to have the value of the System in question included in an invoice for payment.

11.2     Marking of System:

         (a) Where, prior to Delivery, the property in a System passes to TNCI UK, the Contractor shall, so far as is practicable, set the System aside and mark it as TNCI UK's property, such marking to include a statement of contingency noting that such ownership is subject to receipt by the Contractor of TNCI UK's payment therefor, in a manner reasonably required by the Engineer.

         (b) Until the System has been so set aside and marked the Engineer shall be entitled to withhold any interim payment to which the Contractor might otherwise be entitled.

         (c) The Contractor shall permit the Engineer at any reasonable time upon reasonable notice to inspect any System which has become the property of TNCI UK and shall grant the Engineer access for such purpose to the Contractor's premises or procure the grant to the Engineer of access for such purpose to any other premises where such System may be located.

         (d) Following receipt of payment by Subcontractor, all such Systems shall be in the care and possession of the Contractor solely for the purposes of the Contract and shall not be within the ownership or disposition of the Contractor.

         No interim payment issued by the Engineer shall prejudice his right to reject System which is not in accordance with the Contract. Upon any such rejection the property in the rejected System shall immediately revert to the Contractor.

11.3 Assignment of Intellectual Property Rights in Developed Materials: All Intellectual Property Rights in and to any Developed Materials are hereby assigned by the Contractor (as a present and future assignment) to and shall be vested in TNCI UK, and the Contractor shall do all things and render all such assistance as may be reasonably required by TNCI UK in order to vest such rights in TNCI UK, and those Developed Materials shall be considered to be Customer Materials.

11.4 Licence of non-assigned Intellectual Property Rights: Save for any Intellectual Property Rights assigned in Supply Condition 11.3, the Contractor grants to TNCI UK an irrevocable, transferable, royalty-free, non-exclusive licence, with right to grant sub-licences, in respect of the Intellectual Property Rights in the System or any part thereof, to copy, edit, use, reproduce, make the Good and Service for the purposes of obtaining the full benefit of and making full use of the System or any part thereof in its business and repairing and maintaining the System or any part thereof.

12.      DEFECTS LIABILITY

12.1 General Warranty: The Contractor warrants that the System or any part thereof will comply with the requirements of this Contract, for the lesser of 12 months after installation or 15 months from acceptance by TNCI UK (the "Defects Liability Period")

12.2 Notice of Defects: TNCI UK shall notify the Contractor as soon as reasonably practicable after becoming aware of any breach of the above warranty stating the nature of the defect or damage.

12.3 Intellectual Property Rights Warranty: The Contractor warrants to TNCI UK that:-

         (a) in relation to the assignment of Intellectual Property Rights in Supply Condition 11.3 or otherwise, it is the sole legal and beneficial owner of all Intellectual Property Rights in and to the Deliverable Materials, that those Intellectual Property Rights are free from any charges, liens or encumbrances, that it has the right to assign those Intellectual Property Rights in Supply Condition 11.3, and that the use of the Deliverable Materials by TNCI UK will not so far as the Contractor is aware infringe the Intellectual Property Rights of any third party; and

         (b) in relation to any licence of Intellectual Property Rights in Supply Condition 11.4 or otherwise, it has the right to grant that licence, and that the exercise of that licence in accordance with the Contract will not infringe any Intellectual Property Rights of any third party.

12.4 TNCI's Remedy: If at any time the Contractor discovers that the System or any part thereof do not comply with the requirements of this Contract, including the warranties in Supply Conditions 12.1 and 12.2, arising as a result of (whether direct or indirect)

         (a)    defective materials, workmanship or design; or

         (b)    damage resulting from any act or omission of the Contractor ;

         then TNCI UK shall be entitled to the following remedy in relation to those System or any part thereof, and all System or any part thereof known or likely to be affected by the same problem, at TNCI UK's option:-

         (i) the Contractor shall replace the System or any part thereof promptly with conforming System or any part thereof;

         (ii) the Contractor shall rectify or repair the System or any part thereof promptly, or credit TNCI UK with the costs of any repairs or rectification of the System or part thereof reasonably carried out by TNCI UK; or

         (iii) if a substantial part of the System or any part thereof cannot be repaired or replaced or used, reject the System or any part thereof, and the Contractor shall repay the Supply Price, less an equitable amount to reflect TNCI UK's usage of the System or any part thereof.

12.5 Failure to provide remedy: If the Contractot fails to remedy the breach of warranty within a reasonable time then TNCI UK may proceed to do the work at the Contractor's risk and expense provided that he does so in a reasonable manner and notifies the Contractor of his intention so to do. The Cost reasonably incurred by TNCI UK shall be deducted from the Supply Price or be paid by the Contractor to TNCI UK.

12.6 Further Tests: If the repairs or replacements are of such a character as may affect the operation of the System or any part thereof, TNCI UK or the Engineer may notify the Contractor that TNCI UK will repeat such tests thereof as were carried out prior to delivery. The Cost reasonably incurred by TNCI UK in participating in the conduct of such Tests shall be deducted from the Supply Price. the Contractor may attend such tests on reasonable notice to TNCI UK.

12.7 Ancillary repair or replacement costs: If in relation to any replacement or repair of any System or any part thereof, it is necessary to open up or dismantle any goods, works or assemblies to permit such repair or replacement then the Contractor shall bear the cost of such opening up or dismantling and re-assembly and making good after repairs, replacements and testing of such System or any part thereof have been completed to TNCI UK's reasonable satisfaction.

12.8 Customers: TNCI UK shall be entitled to assign the benefit of this warranty to any purchaser of the System or any part thereof, who shall be entitled to enforce it directly against the Contractor.

12.9 Product Recall: Where either party is or ought reasonably to be aware that the System or any part thereof are defective in such a way that any reasonable manufacturer or Contractor would conclude they should be subject to a recall or that customers should be notified of the defect, each party shall notify the other. The Contractor shall investigate promptly the alleged defect thoroughly, and report to Customer on its findings. The Contractor shall pay TNCI UK's costs, expresses and losses resulting from the conduct of a product recall and issue of a customer notice of a defect

12.10 Latent Defects: If any defects shall appear in any part of the System within a period of three years after the date of the copy of the Defects Liability period in respect of such part of the System, the same shall be made good by the Contractor by repair or replacement at the Contractor's option provided that the defect was caused by the gross misconduct of the Contractor as defined below and would not have been disclosed by a reasonable examination prior to the expiry of the Defects Liability Period.

         'Gross misconduct' does not comprise each and every lack of care or skill but means an act or omission on the part of the Contractor which implies either a failure to pay due regard to the serious consequences which a conscientious and responsible Subcontractor would normally foresee as likely to ensue or a wilful disregard of such consequences.

13.      DEFECTS DISCOVERED BEFORE DELIVERY

         Without prejudice to TNCI UK's rights under Supply Conditions 6.5 (Failure Upon Test or Inspection) if, in respect of any part of the System not yet delivered, the Engineer shall at any time:

         (a) decide that any work done or materials used by the Contractor or any Subcontractor is or are defective or not in accordance with the Contract, or that the System or Section is defective or does not fulfil the requirements of the Contract (all such matters being hereinafter in this clause called 'defects'), and

         (b) as soon as reasonably practicable notify the Contractor of the said decision, specifying particulars of the defects alleged and of where the same are alleged to exist or to have occurred,

         then the Contractor shall with all reasonable commercial effort and speed and, at his own expense, make good the defects so specified. Nothing contained in this Supply Condition shall affect any claim by TNCI UK under Supply Condition 7.9 (Delay).

14.      INSURANCE

14.1 Obligation to Insure: The Contractor shall take out and maintain at its own cost the following insurance:-

         (a) Property Insurance: property loss insurance insuring the System to their full replacement value against all risks of damage or loss prior to completion of delivery, and insuring TNCI UK Materials for their full replacement value against all usual risks until returned to TNCI UK;

         (b) Employers Liability: insurance which complies with the Employers' Liability (Compulsory Insurance) Act 1969;

         (c) Public Liability: liability insurance, in respect of the Contractor's liability for death or injury to any person, and loss or damage to any property; and

         (d) Professional indemnity in respect of the Contractor's liability for loss arising out of any professional advice given pursuant to the Contract

         (e) Product Liability: liability insurance, in respect of the Contractor's liability to any person arising out of the non-conformity of the System or any part thereof with the Contract, or any other defect in the System or any part thereof, including under Clause 13.

14.2 Requirements for Insurance: All insurance shall be maintained with a member of the Association of British Insurers or with Lloyds' underwriters and shall, unless otherwise stated, be for such amount as is prudent in all the circumstances.

14.3 Evidence: The Contractor shall on request provide to TNCI UK copies of all policies and other documents evidencing the insurance to be maintained under Supply Condition 14.1 and payment up to date of all premiums due in respect of that insurance.

14.4 Right to Insure: If the Contractor fails or refuses for any reason to maintain or cause to be maintained any insurance required to be affected and maintained by it under this Clause 14 or fails upon being requested to do so to provide TNCI UK with the evidence required by Clause 14.3 and TNCI UK has reasonable grounds for believing such insurance is not in effect or being maintained , TNCI UK shall (without prejudice to any other rights under or pursuant to the Contract) have the right upon giving the Contractor no less than 30 days' notice in writing, to arrange equivalent insurance unless within such period the Contractor is able to provide evidence that such insurance is in effect or has entered into effect. The Contractor shall reimburse to TNCI UK all premiums and costs payable or incurred by TNCI UK which premiums are paid or other costs incurred until the date of payment by the Contractor.

14.5 Proceeds: All proceeds of insurance's shall be used to discharge the claim or liability to which the proceeds relate.

15.      TERMINATION RIGHTS

15.1 Contractor's Default: If the Contractor shall assign the Contract, or sub-let the whole of the Contract without the prior consent of TNCI UK, or if the Engineer has rejected the System or a Section under Supply Condition [6.5] (Failure Upon Testing) and the reason for such rejection has not been remedied by the Contractor as provided thereby, or shall certify that the Contractor:

         (a)    has abandoned the Contract or any Order; or:

         (b) has without reasonable excuse suspended the performance of the Order or Contract as rhe case may be for 30 days after receiving from the Engineer written notice to proceed, or

         (c) despite previous warnings in writing from the Engineer is not manufacturing the System in accordance with the Contract, or is failing to proceed with due diligence or is neglecting to carry out his obligations under the Contract so as to affect adversely the performance of the Contract, then TNCI UK may give 21 days' notice to the Contractor of his intention to proceed in accordance with the provisions of this clause. Upon the expiry of such notice TNCI UK may without prejudice to any other remedy under the Contract forthwith terminate the Contract and/or at its discretion any Order made pursuant to the Contract but without thereby releasing the Contractor from any of his obligations or liabilities which have accrued under the Order and/or Contract and without affecting the rights and powers conferred by the Contract on TNCI UK or the Engineer. Upon such termination TNCI UK shall be entitled either to purchase systems in substitution for the System.

15.2 Payment after termination: TNCI UK shall not be liable to make any further payments to the Contractor after the termination of an Order or the Contract as the case may be until the Cost of completing obtaining substitute systems, sections or like product elsewhere and all other expenses incurred by TNCI UK have been ascertained and the amount payable certified by the Engineer (herein called 'the Cost of Completion'). If the Cost of Completion when added to the total amounts already paid to the Contractor as at the date of termination in relation to that Order or Contract exceeds the total amount which the Engineer certifies would have been payable to the Contractor under the Contract in respect of that Order or the Contract as the case may be on completion, the Engineer shall certify such excess and the Contractor shall upon demand pay to TNCI UK the amount of such excess. Any such excess shall be deemed a debt due by the Contractor to TNCI UK and shall be recoverable accordingly. If there is no such excess the Contractor shall be entitled to be paid the difference (if any) between the Termination Value and the total of all payments received by the Contractor as at the date of termination.

15.3 Insolvency: TNCI UK may at any time by notice in writing summarily terminate the Contract or suspend delivery without compensation to Contractor forthwith upon the occurrence of any of the following events: if Contractor enters into any composition or arrangement for the benefit of its creditors; or if Contractor, being an individual, becomes bankrupt or has a receiving order or administration order made against him; Contractor becomes insolvent or appears to be unable to pay a debt or to have no reasonable prospect of paying a debt (within the meaning of Section 268 of the Insolvency Act 1986) or being a company, appears unable to pay its debts (within the meaning of Section 123 of that Act); or on the presentation of a petition for the appointment of a receiver, administrative receiver or administrator or the giving of any notice of a resolution for the winding-up of Contractor (other than for a members' voluntary winding-up of a solvent company for the purpose of a bona fide reconstruction); or on the appointment of an administrative receiver or administrator in respect of the whole or any part of Contractor's undertaking or assets.

15.4 TNCI UK's Default: In the event that TNCI UK fails to pay to the Contractor the amount due under any invoice when due (subject to any deduction that TNCI UK is entitled to make under the Contract), or wrongfully withholds or obstructs the issue of any payment, or if any of the event in Supply Condition 15.3 occur in relation to TNCI UK the Contractor shall be entitled without prejudice to any other rights or remedies under the Contract to terminate the Contract by giving 30 days' notice to TNCI UK with a copy to the Engineer.

15.5 Payment on termination due to TNCI UK's default: In the event of termination under Supply Condition 15.4 the Engineer shall certify the termination value of the Order as at the date of termination. The Engineer shall, on the application of the Contractor accompanied by supporting details, also certify the amount of any expenditure reasonably incurred by the Contractor in the expectation of the performance of, or in consequence of the termination of, the Contract to the extent that the same has not been included in the Termination Value but in no case shall the total amounts so certified exceed the Supply Price. Thereafter the Engineer shall issue to the Contractor a statement of the amount by which the said Termination Value exceeds the total of sums previously paid in respect of such Order to the Contractor and such amount shall be paid by TNCI UK within 30 days after the date of issue, provided that the Contractor agrees with such statement. In the event of a disagreement with such statement, the Contractor shall provide notice to TNCI UK of such disagreement. If the Parties are unable to reach agreement as to the amount of the Termination Value, such disagreement shall be considered a dispute hereunder and resolved in accordance with dispute and dispute resolution clause in the Form of Agreement.

15.6 Effect of Termination: On any expiry, termination or cancellation of the Contract, the Contractor shall cease and discontinue or work in relation to the System or any part thereof, and all rights and obligations of the parties shall cease all rights, authorities and obligations of the parties under the Contract shall cease, but without prejudice to any accrued rights, obligations, remedies or liabilities of either party, or any rights or obligations which give effect to or are expressly or impliedly intended to come into effect on or continue after expiry or termination. This Supply Condition 15, and Supply Conditions 4.4 (Safety), 11(Title and Intellectual Property Rights), 12 (Defects Liability) and 14 (Insurance), and Clause 12 of the Contract shall survive cancellation, expiry or termination of the Contract.

16.      MISCELLANEOUS

16.1 Force Majeure: If TNCI UK shall be prevented from taking delivery of the System or part thereof, issuing instructions or otherwise progressing the Contract by reason of any circumstances beyond its control including (but without limitation) Act of God, legislation, war, civil commotion, fire, flood, drought, failure of power supply, lock-out, strike, stoppage or other action by employees or third parties in contemplation or furtherance of any dispute, TNCI UK shall be entitled, during the period of such contingency, to defer or cancel delivery of any undelivered balance of the System or part thereof, and in the event of cancellation, the provisions of Supply Condition 16.1 shall apply.

16.2 No Announcements: The Contractor shall not without TNCI UK's written consent use TNCI UK's name or otherwise hold itself out as associated with TNCI UK in any advertising or publicity material or in any other manner.

                             SCHEDULE 1 (ANNEXURE 2)
                                 SUPPLY PAYMENT

----------------------------------------------------- --------------------------
  SYSTEM COMPONENT                                    PRICE
----------------------------------------------------- --------------------------
Display Screens                                       $1000 US dollars
----------------------------------------------------- --------------------------
Master Controllers                                    $3400 US dollars
----------------------------------------------------- --------------------------
Station Servers                                       $12000 US dollars
----------------------------------------------------- --------------------------

                             SCHEDULE 2 (ANNEXURE 2)
                                ACCEPTANCE TESTS

                             SCHEDULE 3 (ANNEXURE 2)
                                  INITIAL ORDER

1.       DELIVERY LOCATION

2.       DELIVERY DETAILS

-------------------- ------------------- ------------------- -------------------
DELIVERY DATE        NUMBER OF DISPLAY   NUMBER OF MASTER    NUMBER OF STATION
                     SCREENS             CONTROLLERS         SERVERS
-------------------- ------------------- ------------------- -------------------
12 January 04        72                  12                  8
-------------------- ------------------- ------------------- -------------------
2nd February 04      252                 42                  0
-------------------- ------------------- ------------------- -------------------
1st March            360                 60                  0
-------------------- ------------------- ------------------- -------------------
5th April            228                 38                  0
-------------------- ------------------- ------------------- -------------------
Total                912                 152                 8
-------------------- ------------------- ------------------- -------------------

                             SCHEDULE 4 (ANNEXURE 2)
                                DELIVERY SCHEDULE

PART I - REQUIRED DELIVERY PERIODS

The required delivery period for all orders other than the Initial Order shall be 2 months from the date of Order.

PART II - DELIVERY SCHEDULE FOR THE INITIAL ORDER

2.       DELIVERY SCHEDULE

-------------------- ------------------- -------------------- ------------------
DELIVERY DATE        NUMBER OF DISPLAY   NUMBER OF MASTER     NUMBER OF STATION
                     SCREENS             CONTROLLERS          SERVERS
-------------------- ------------------- -------------------- ------------------
12 January 04        72                  12                   8
-------------------- ------------------- -------------------- ------------------
2nd February 04      252                 42                   0
-------------------- ------------------- -------------------- ------------------
1st March            360                 60                   0
-------------------- ------------------- -------------------- ------------------
5th April            228                 38                   0
-------------------- ------------------- -------------------- ------------------
Total                912                 152                  8
-------------------- ------------------- -------------------- ------------------

                             SCHEDULE 5 (ANNEXURE 2)
                                 TNCI ORDER FORM

1.       DELIVERY LOCATION

2.       DELIVERY SCHEDULE

-------------------- ------------------- -------------------- ------------------
DELIVERY DATE        NUMBER OF DISPLAY   NUMBER OF MASTER     NUMBER OF STATION
                     SCREENS             CONTROLLERS          SERVERS
-------------------- ------------------- -------------------- ------------------

-------------------- ------------------- -------------------- ------------------

-------------------- ------------------- -------------------- ------------------

-------------------- ------------------- -------------------- ------------------

-------------------- ------------------- -------------------- ------------------

-------------------- ------------------- -------------------- ------------------

                                   ANNEXURE 3
                                TNCI REQUIREMENTS

                                   (To follow)

                                   ANNEXURE 4

                       SUPPORT AND MAINTENANCE CONDITIONS

Principles:

1.       PRICE FOR THE PROVISION OF MAINTENANCE AND SUPPORT SERVICES

         8% of the value of all Orders made and in relation to which the Contractor has delivered to and had accepted by TNCI UK and which have ceased to be covered under the General Warranty set out in Supply Condition 12.

2.       PAYMENT PROVISIONS

         The price will be paid quarterley in arrears.

3.       SCOPE OF SUPPORT AND MAINTENANCE

         The Contractor will maintain and shall in the event of ANY fault repair or replace the System and/or section thereof.

4.       ASSET TRACKING

         The Contractor will make available it's asset tracking system for use by TNCI UK for tracking the System both on and off installed trains.

SIGNATURE PAGE

As witness whereof the hands of the duly authorised representatives of the parties the day and year first before written.

SIGNED /s/ Stephen J. Ollier                )
---------------------------------------------
Stephen J. Ollier
Managing Director         (Print)           )
---------------------------------------------
for and on behalf of TNCI UK LIMITED        )             (Signature)

                                            )

SIGNED /s/ Luis P. Negrete                  )
---------------------------------------------
Luis P. Negrete
President & CEO           (Print)           )
---------------------------------------------
for and on behalf of THE CONTRACTOR         )             (Signature)

                                            )